                                                                      EXHIBIT 99

                                   (MBT LOGO)

                               MBT FINANCIAL CORP

                           REVISION OF FOURTH QUARTER
                    AND FULL YEAR 2005 EARNINGS ANNOUNCEMENT

Monroe, Michigan, March 7, 2006 - MBT Financial Corp. (Nasdaq: MBTF), the parent company of Monroe Bank & Trust, today issued an adjustment to its fourth quarter and full year 2005 earnings release dated January 12, 2006. The adjustment relates to the Company's recognition of the potential impairment of a large loan and the Company's corresponding increase in the amount of its Allowance for Loan and Lease Losses (ALLL) at December 31, 2005 to take into account the potential impairment of the loan.

During the ongoing finalization of its financial statements and preparation of its 10-K for the year ended December 31, 2005 and subsequent to the January 12, 2006 press release, MBT obtained information regarding the financial condition of a commercial loan customer that was inconsistent with financial information previously provided by the customer. As a consequence, Management determined that the loan may be impaired and that an additional provision of $740,000 to MBT's ALLL in the fourth quarter of 2005 was warranted.

This change affects MBT's unaudited financial statements for the three month and one year periods ended December 31, 2005. Net income for the fourth quarter and year ended December 31, 2005 was reduced by $480,000, or a $.02 decrease to previously reported basic earnings per share and a $.03 decrease to previously reported diluted earnings per share. Therefore, MBT Financial Corp.'s revised net income was $5,160,000 for the fourth quarter of 2005 and $17,979,000 for the year ended December 31, 2005. For the fourth quarter 2005, basic and diluted earnings per share were $.30 and $.29 respectively, while for the full year 2005, basic earnings per share were $1.04 and diluted earnings per share were $1.03.

These changes will be reflected in MBT Financial Corp.'s 10-K for the year ended December 31, 2005, which will be filed on or before March 16, 2006. We have set forth below MBT's consolidated financial highlights - unaudited, consolidated balance sheets - unaudited, and consolidated statements of income - unaudited for the fourth quarter and full year 2005. This data replaces the consolidated financial highlights - unaudited, consolidated balance sheets - unaudited, and consolidated statements of income - unaudited, contained in MBT Financial Corp.'s previous earnings release of January 12, 2006.

                               MBT FINANCIAL CORP.
                  CONSOLIDATED FINANCIAL HIGHLIGHTS - UNAUDITED

                                                                        QUARTERLY
                                           -------------------------------------------------------------------
                                               2005          2005          2005          2005          2004
                                             4TH QTR       3RD QTR       2ND QTR       1ST QTR       4TH QTR
                                           -----------   -----------   -----------   -----------   -----------
(dollars in thousands except per
   share data)
EARNINGS
   Net interest income                     $    12,686   $    13,113   $    12,691   $    12,622   $    13,454
   FTE Net interest income                 $    13,243   $    13,659   $    13,253   $    13,185   $    14,079
   Provision for loan and lease
      losses                               $     1,606   $     4,100   $       600   $       600   $       691
   Non-interest income                     $     3,656   $     3,683   $     3,664   $     3,446   $     3,793
   Non-interest expense                    $     7,856   $     9,023   $     8,210   $     8,729   $     8,707
   Net income                              $     5,160   $     2,571   $     5,369   $     4,879   $     5,442
   Basic earnings per share                $      0.30   $      0.15   $      0.31   $      0.28   $      0.32
   Diluted earnings per share              $      0.29   $      0.15   $      0.31   $      0.28   $      0.31
   Average shares outstanding               17,222,943    17,282,699    17,337,452    17,498,000    17,426,995
   Average diluted shares outstanding       17,274,577    17,366,349    17,411,942    17,593,705    17,562,768

PERFORMANCE RATIOS
   Return on average assets                       1.26%         0.64%         1.37%         1.26%         1.40%
   Return on average common equity               13.22%         6.45%        14.08%        12.72%        13.98%
   Base Margin                                    3.20%         3.32%         3.27%         3.30%         3.49%
   FTE Adjustment                                 0.14%         0.14%         0.15%         0.15%         0.17%
   Loan Fees                                      0.11%         0.15%         0.17%         0.17%         0.19%
                                           -----------   -----------   -----------   -----------   -----------
   FTE Net Interest Margin                        3.45%         3.61%         3.59%         3.62%         3.85%
   Efficiency ratio                              45.10%        43.09%        49.98%        51.76%        47.47%
   Full-time equivalent employees                  413           421           423           404           396

CAPITAL
   Average equity to average assets               9.54%         9.88%         9.72%         9.92%        10.04%
   Book value per share                    $      8.82   $      8.93   $      9.09   $      8.79   $      8.89
   Cash dividend per share                 $      0.17   $      0.17   $      0.16   $      0.16   $      0.16

ASSET QUALITY
   Loan Charge-Offs                        $     1,423   $     4,575   $       698   $     2,644   $     2,451
   Loan Recoveries                         $       877   $       465   $       633   $       559   $       376
                                           -----------   -----------   -----------   -----------   -----------
   Net Charge-Offs                         $       546   $     4,110   $        65   $     2,085   $     2,075
   Allowance for loan and lease losses     $    13,625   $    12,565   $    12,575   $    12,040   $    13,800
   Nonaccrual Loans                        $    16,212   $    14,872   $    27,990   $    27,625   $    29,015
   Loans 90 days past due                  $       101   $       100   $        48   $       101   $       230
   Restructured loans                      $     1,813   $     2,731   $     2,035   $     2,041   $     3,715
                                           -----------   -----------   -----------   -----------   -----------
      Total nonperforming loans            $    18,126   $    17,703   $    30,073   $    29,767   $    32,960

   Other real estate owned                 $     8,336   $     8,894   $     5,068   $     6,370   $     6,958
   Nonperforming investment securities     $        --   $        --   $        --   $        --   $        --
                                           -----------   -----------   -----------   -----------   -----------
      Total nonperforming assets           $    26,462   $    26,597   $    35,141   $    36,137   $    39,918

   Net loan charge-offs to average loans          0.22%         1.70%         0.03%         0.89%         0.87%
   Allowance for losses to total loans            1.38%         1.29%         1.30%         1.28%         1.46%
   Nonperforming assets to Gross Loans            2.67%         2.73%         3.63%         3.84%         4.22%
   Nonperforming assets to total assets           1.62%         1.65%         2.22%         2.33%         2.57%
   Allowance to nonperforming assets             51.49%        47.24%        35.78%        33.32%        34.57%

END OF PERIOD BALANCES
   Loans and leases                        $   989,311   $   972,936   $   966,935   $   940,155   $   945,881
   Total earning assets                    $ 1,528,017   $ 1,507,371   $ 1,492,957   $ 1,459,091   $ 1,465,322
   Total assets                            $ 1,638,356   $ 1,610,286   $ 1,583,433   $ 1,551,607   $ 1,552,279
   Deposits                                $ 1,184,710   $ 1,145,411   $ 1,106,180   $ 1,099,393   $ 1,100,711
   Interest Bearing Liabilities            $ 1,298,094   $ 1,295,735   $ 1,260,731   $ 1,243,904   $ 1,237,742
   Shareholders' equity                    $   151,619   $   154,219   $   157,140   $   153,618   $   155,346
   Total Shares Outstanding                 17,197,116    17,272,923    17,285,950    17,472,389    17,465,839

AVERAGE BALANCES
   Loans and leases                        $   977,770   $   969,498   $   953,503   $   949,978   $   948,628
   Total earning assets                    $ 1,523,391   $ 1,499,601   $ 1,479,798   $ 1,475,802   $ 1,454,891
   Total assets                            $ 1,623,108   $ 1,600,591   $ 1,572,992   $ 1,567,950   $ 1,538,860
   Deposits                                $ 1,163,964   $ 1,139,831   $ 1,104,715   $ 1,117,572   $ 1,079,610
   Interest Bearing Liabilities            $ 1,299,820   $ 1,279,137   $ 1,259,412   $ 1,253,664   $ 1,229,373
   Shareholders' equity                    $   154,847   $   158,097   $   152,934   $   155,580   $   154,428

                               MBT FINANCIAL CORP.
                     CONSOLIDATED BALANCE SHEET - UNAUDITED

                                                   DECEMBER 31,   DECEMBER 31,
                                                       2005           2004
                                                   ------------   ------------
Dollars in thousands
ASSETS
Cash and Cash Equivalents
   Cash and due from banks                          $   32,330     $   20,540
   Federal funds sold                                    5,000         14,000
                                                    ----------     ----------
      Total cash and cash equivalents                   37,330         34,540
Securities - Held to Maturity                           76,467         84,141
Securities - Available for Sale                        444,021        408,353
Federal Home Loan Bank stock - at cost                  13,221         12,947
Loans held for sale                                        434            778
Loans - Net                                            975,252        931,303
Accrued interest receivable and other assets            28,748         22,895
Bank Owned Life Insurance                               36,252         35,152
Premises and Equipment - Net                            26,631         22,170
                                                    ----------     ----------
      Total assets                                  $1,638,356     $1,552,279
                                                    ==========     ==========
LIABILITIES
Deposits:
   Non-interest bearing                             $  178,116     $  149,469
   Interest-bearing                                  1,006,594        951,242
                                                    ----------     ----------
      Total deposits                                 1,184,710      1,100,711
Federal Home Loan Bank advances                        256,500        256,500
Federal funds purchased                                     --             --
Repurchase agreements                                   35,000         30,000
Interest payable and other liabilities                  10,527          9,722
                                                    ----------     ----------
      Total liabilities                              1,486,737      1,396,933
                                                    ==========     ==========
STOCKHOLDERS' EQUITY
Common stock (no par value)                                 --             --
Additional paid-in capital                              14,417         19,806
Retained Earnings                                      142,205        135,647
Accumulated other comprehensive income                  (5,003)          (107)
                                                    ----------     ----------
      Total stockholders' equity                       151,619        155,346
                                                    ----------     ----------
      Total liabilities and stockholders' equity    $1,638,356     $1,552,279
                                                    ==========     ==========

                               MBT FINANCIAL CORP.
                  CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

                                          QUARTER ENDED DECEMBER 31,
                                          --------------------------
                                                 2005      2004
                                               -------   -------
Dollars in thousands
   (except per share data)
INTEREST INCOME
Interest and fees on loans                     $16,983   $15,259
Interest on investment securities-
   Tax-exempt                                    1,272     1,355
   Taxable                                       5,396     4,527
Interest on federal funds sold                      29         8
                                               -------   -------
      Total interest income                     23,680    21,149
                                               =======   =======
INTEREST EXPENSE
Interest on deposits                             6,955     4,353
Interest on borrowed funds                       4,039     3,342
                                               -------   -------
      Total interest expense                    10,994     7,695
                                               =======   =======
NET INTEREST INCOME                             12,686    13,454
PROVISION FOR LOAN LOSSES                        1,606       691
                                               -------   -------
NET INTEREST INCOME AFTER
   PROVISION FOR LOAN LOSSES                    11,080    12,763
                                               -------   -------
OTHER INCOME
Income from trust services                       1,112     1,058
Service charges and other fees                   1,502     1,403
Net gain (loss) on sales of securities              22       451
Origination fees on mortgage loans sold            129       118
Bank Owned Life Insurance income                   276       244
Other                                              615       519
                                               -------   -------
      Total other income                         3,656     3,793
                                               =======   =======
OTHER EXPENSES
Salaries and employee benefits                   4,333     4,690
Occupancy expense                                  813       837
Other                                            2,710     3,180
                                               -------   -------
      Total other expenses                       7,856     8,707
                                               =======   =======
INCOME BEFORE PROVISION
FOR INCOME TAXES                                 6,880     7,849
PROVISION FOR INCOME TAXES                       1,720     2,407
                                               -------   -------
NET INCOME                                     $ 5,160   $ 5,442
                                               =======   =======
BASIC EARNINGS PER COMMON SHARE                $  0.30   $  0.32
                                               =======   =======
DILUTED EARNINGS PER COMMON SHARE              $  0.29   $  0.31
                                               =======   =======
DIVIDENDS DECLARED PER COMMON SHARE            $  0.17   $  0.16
                                               =======   =======

                               MBT FINANCIAL CORP.
                  CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

                                               YEAR ENDED DECEMBER 31,
                                               -----------------------
                                                    2005      2004
                                                  -------   -------
Dollars in thousands (except per share data)
INTEREST INCOME
Interest and fees on loans                        $64,578   $57,660
Interest on investment securities-
   Tax-exempt                                       5,036     5,613
   Taxable                                         19,864    16,420
Interest on federal funds sold                        217        10
                                                  -------   -------
      Total interest income                        89,695    79,703
                                                  =======   =======
INTEREST EXPENSE
Interest on deposits                               23,578    14,923
Interest on borrowed funds                         15,005    12,075
                                                  -------   -------
      Total interest expense                       38,583    26,998
                                                  =======   =======
NET INTEREST INCOME                                51,112    52,705
PROVISION FOR LOAN LOSSES                           6,906     2,491
                                                  -------   -------
NET INTEREST INCOME AFTER
   PROVISION FOR LOAN LOSSES                       44,206    50,214
                                                  -------   -------
OTHER INCOME
Income from trust services                          4,244     3,746
Service charges and other fees                      5,833     5,476
Net gain on sales of securities                       295       567
Origination fees on mortgage loans sold               666       578
Bank Owned Life Insurance income                    1,100     1,371
Other                                               2,311     2,038
                                                  -------   -------
      Total other income                           14,449    13,776
                                                  =======   =======
OTHER EXPENSES
Salaries and employee benefits                     18,248    18,109
Occupancy expense                                   3,320     3,029
Other                                              12,250    11,478
                                                  -------   -------
      Total other expenses                         33,818    32,616
                                                  =======   =======
INCOME BEFORE PROVISION
   FOR INCOME TAXES                                24,837    31,374
PROVISION FOR INCOME TAXES                          6,858     8,775
                                                  -------   -------
NET INCOME                                        $17,979   $22,599
                                                  =======   =======
BASIC EARNINGS PER COMMON SHARE                   $  1.04   $  1.30
                                                  =======   =======
DILUTED EARNINGS PER COMMON SHARE                 $  1.03   $  1.29
                                                  =======   =======
DIVIDENDS DECLARED PER COMMON SHARE               $  0.66   $  0.62
                                                  =======   =======

ABOUT THE COMPANY

MBT Financial Corp., a single bank holding company headquartered in Monroe, Michigan is the parent company of Monroe Bank & Trust (MBT). Founded in 1858, MBT is one of the largest community banks in Southeast Michigan, with more than $1.6 billion in assets. MBT is a full service bank offering personal and business accounts and complete credit options, and MBT's Wealth Management Group is one of the area's largest. With 26 offices, 38 ATMs, PhoneLink telephone banking and eLink online banking, MBT prides itself on an incomparable level of service and access for its customers. Visit MBT's web site at http://www.mbandt.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained herein are not based on historical facts and are "forward-looking statements" within the meaning of Section 21A of the Securities Exchange Act of 1934. Forward-looking statements which are based on various assumptions (some of which are beyond the Company's control), may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of these terms. Actual results could differ materially from those set forth in forward-looking statements, due to a variety of factors, including, but not limited to, those related to the economic environment, particularly in the market areas in which the company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset/liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity. The Corporation undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.